UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2007

SECURITY BANK CORPORATION

(Exact Name of Registrant as Specified in Charter)

Georgia	000-23261	58-2107916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4219 Forsyth Road

Macon, Georgia 31210

(Address of Principal Executive Offices, including Zip Code)

(478) 722-6200

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On April 9, 2007, the registrant and First Commerce Community Bankshares, Inc. (“First Commerce”) entered into an Agreement and Plan of Reorganization (the “Merger Agreement”), pursuant to which it was intended that First Commerce would merge with and into the registrant.

On August 7, 2007, the registrant and First Commerce entered into a Mutual Termination Agreement, which terminated the Merger Agreement. Both of the boards of directors of Security Bank and First Commerce determined that terminating the merger agreement and acquisition was in the best interests of each of their respective corporations and shareholders. A copy of the Mutual Termination Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The description contained in this Item 1.02 is qualified in its entirety by reference to the full text of the Mutual Termination Agreement.

A copy of the registrant’s August 7, 2007 news release, announcing the termination of the Merger Agreement, is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events

On August 2, 2007, the board of directors of the registrant authorized a stock repurchase program. The program calls for a repurchase of up to 1,200,000 shares of the registrant’s outstanding common stock. Based on Security Bank’s current outstanding shares of 19.2 million, the repurchase program represents 6.3% of total shares outstanding and will be funded through internal cash and borrowings at the holding company level. The repurchases will be made from time to time by the company in the open market as conditions allow and the repurchase plan will be open for one year unless shortened or extended by the board of directors. All repurchases of the registrant’s common stock will be structured to comply with Securities and Exchange Commission Rule 10b-18 and all shares repurchased under this program will be retired. The number, price and timing of the repurchases will be at the company’s sole discretion and the program may be re-evaluated periodically, depending on market conditions, liquidity needs and other factors. A copy of the registrant’s August 7, 2007 news release, announcing the stock repurchase program, is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Mutual Termination Agreement, dated August 7, 2007

99.1	Press Release of Security Bank Corporation, dated August 7, 2007

99.2	Press Release of Security Bank Corporation, dated August 7, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY BANK CORPORATION

Dated: August 7, 2007	By:	/s/ H. Averett Walker
H. Averett Walker President and Chief Executive Officer

EXHIBIT INDEX

10.1	Mutual Termination Agreement, dated August 7, 2007

99.1	Press Release of Security Bank Corporation, dated August 7, 2007

99.2	Press Release of Security Bank Corporation, dated August 7, 2007